UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Whiting Petroleum Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Sample Company 000004 + MC 12M345M678M90 MM ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/WLL or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the Whiting Petroleum Corporation Annual Meeting of Stockholders to be Held on May 11, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and the instructions to attend the annual meeting virtually are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 Notice of Annual Meeting of Stockholders and Proxy Statement and 2020 Annual Report on Form 10-K are available at: www.envisionreports.com/WLL Easy Online Access — View your proxy materials and vote. Step 1:Go to www.envisionreports.com/WLL. Step 2:Click on Cast Your Vote or Request Materials. Step 3:Follow the instructions on the screen to log in. Step 4:Make your selections as instructed on each screen for your delivery preferences. Step 5:Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 30, 2021 to facilitate timely delivery. MMMMMMMMM 03ER5D 2 N O T C O Y+

Stockholder Meeting Notice The 2021 Annual Meeting of Stockholders of Whiting Petroleum Corporation will be held on May 11, 2021 at 10:00 A.M. Mountain Time, virtually via the internet at www.meetingcenter.io/258088867. The password for this meeting is — WLL2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3: To elect seven directors to hold office until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified; - Janet L. Carrig - Susan M. Cunningham 03 - Paul J. Korus 04 - Kevin S. McCarthy 05 - Lynn A. Peterson 06 - Daniel J. Rice IV 07 - Anne Taylor To approve, by advisory vote, the compensation of our named executive officers; To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021; and To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/WLL. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Whiting Petroleum Corporation” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 30, 2021.